Deposits	12 Months Ended
Jun. 30, 2024
Deposits [Abstract]
DEPOSITS

NOTE G - DEPOSITS

Deposits consist of the following major classifications at June 30:

(in thousands)	2024	2023
Non-interest bearing checking accounts	$15,428	$12,333
Checking accounts	16,749	19,068
Savings Accounts	39,221	49,477
Money market demand deposits	8,169	8,116
Total demand, transaction and passbook deposits	79,567	88,994
Certificates of deposit	176,572	137,315
Total deposits	$256,139	$226,309

Maturities of outstanding certificates of deposit at June 30 are summarized as follows:

(in thousands)	2024
2025	$149,323
2026	14,099
2027	11,277
2028	1,608
2029 and thereafter	265
$176,572

At June 30, 2024 and 2023, the Company had certificate of deposit accounts with balances equal to or in excess of $250,000 totaling approximately $21.0 million and $14.7 million, respectively. Brokered certificates of deposit totaled $52.0 million at June 30, 2024 compared to 21.0 million at June 30, 2023.